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                                                                    EXHIBIT 10.1



                                AMENDMENT TO THE


                       COLLABORATION AND LICENSE AGREEMENT
                     BETWEEN HUMAN GENOME SCIENCES, INC. AND
                                   DYAX CORP.


This Amendment, dated July 1, 2001 ("Amendment Effective Date"), is entered into by Human Genome Sciences, Inc., a Delaware corporation, having its principal offices at 9410 Key West Avenue, Rockville, Maryland 20850 and Dyax Corp., a Delaware corporation having its principal offices at One Kendall Square, Bldg. 600, Suite 623, Cambridge, Massachusetts 02139.


                                   WITNESSETH


WHEREAS, Human Genome Sciences, Inc. (HGS) and Dyax Corp. (Dyax) entered into the Collaboration and License Agreement (Agreement) dated March 17, 2000;

WHEREAS, HGS and Dyax now wish to amend the Agreement to reflect changes in the cost, work and number of the FTEs;

WHEREAS, HGS and Dyax further wish to amend the Agreement to modify the collaboration, milestone and royalty provisions and to provide for the research, development and commercialization of therapeutic products by Dyax; and

NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, the parties agree as follows:

1. AMENDMENT

1.1. Subsection 1.10 is deleted in its entirety and replaced with the following subsection 1.10:

          "1.10 "FTE" shall mean a full time equivalent employee assigned to HGS pursuant to Paragraph 4.4 or to Dyax pursuant to Paragraph 4.9."


1.2 Section 1 of the Agreement is amended to include the following new subsection 1.30:

          "1.30 "DYAX THERAPEUTIC PRODUCT" shall mean any therapeutic product directed to an HGS TARGET that incorporates or is derived from any peptide or

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     antibody compound, and the sequences contained therein, discovered by DYAX using the DYAX TECHNOLOGY with FTEs funded by Dyax."

1.3 Section 2 of the Agreement is amended to include the following new subsections 2.11 through 2.22:

          "2.11 HGS hereby grants to DYAX an option to a non-exclusive, worldwide license (without the right to sublicense) to HGS PATENT RIGHTS to research, using the DYAX-funded FTEs in Section 4.9, DYAX THERAPEUTIC PRODUCTS, directed to up to ten (10) HGS TARGETS per year for two years from the Amendment Effective Date, each such target having been selected and approved in accordance with Section 4.10.

          2.12 HGS hereby grants to DYAX an option to an exclusive, worldwide license (without the right to sublicense) to research, develop, make, have made, use, import, offer to sell and sell DYAX THERAPEUTIC PRODUCTS directed to up to three (3) HGS TARGETS discovered using the DYAX funded FTEs, each such target having been selected and approved in accordance with
     Section 2.13 through 2.16.

          2.13 For a period of up to twelve (12) months from the receipt of a clone for an HGS TARGET under which DYAX has obtained rights under Section
     4.10 of this Amendment, DYAX may obtain an option to an exclusive license to such HGS TARGET, provided:

     (1) Dyax submits a Research Plan that demonstrates evidence of IN VIVO activity for an active molecule directed to such HGS TARGET in a relevant animal model for a proposed clinical indication. (**********) .

     (2) The preparation used to demonstrate (**********) shall be:
          (i) (**********)
         (ii) (**********)

          2.14 HGS will notify DYAX in writing within ten (10) working days of receipt of such Research Plan as to whether or not such Research Plan received meets the requirements set forth in this Amendment, and if it does meet such requirements, HGS has the right and the obligation to grant DYAX the option to an exclusive license under Section 2.12. If HGS does not have the right or the obligation, HGS will not grant DYAX the option to the exclusive license. For the purposes of this Amendment, HGS shall not have the right or the obligation to grant DYAX an option to an exclusive license under Section 2.12, if (**********). If HGS does have the right and the obligation, HGS will grant DYAX an option to an exclusive license under
     Section 2.12.

          2.15 If DYAX does not file a Research Plan within the twelve (12) month period from receipt of the clone, DYAX's non-exclusive license will automatically terminate

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     on the last day of the period. DYAX shall not be permitted to substitute another HGS TARGET for the target on which the license has terminated. Notwithstanding the foregoing, if DYAX has made substantial progress toward the submission of a Research Plan, but does not have sufficient data to submit a Research Plan by the end of the twelve (12) month period, HGS, in its sole discretion, may grant DYAX an additional three (3) months to submit a Research Plan. In order to permit HGS to consider such an extension, DYAX shall submit a written request to HGS at least ten (10) days prior to the expiration of the twelve (12) month period wherein such request shall contain supporting data substantiating evidence of DYAX's reasonable progress toward submission of a Research Plan.

          2.16 If DYAX obtains an option to an HGS TARGET under Section 2.14, DYAX shall (**********) . If DYAX does not (**********), DYAX's option to the exclusive license will automatically terminate on the last day of the period. DYAX shall not be permitted to substitute another HGS TARGET for the target on which the license has terminated

          2.17 If the requirements of Section 2.16 are met, DYAX may request from HGS an exclusive license pursuant to Section 2.12. DYAX shall make its request for exclusivity by providing written notice to HGS specifying the HGS TARGET. Such written notice shall contain a certification that DYAX has (**********).

          2.18 A request by DYAX for an exclusive license under 2.17 may only be made during the period not to exceed twelve (12) months after the two (2) year period from the Amendment Effective Date.

          2.19 DYAX hereby grants to HGS an option to assume the development and commercialization of any and all such DYAX THERAPEUTIC PRODUCT upon the completion of the first Phase IIa clinical trial for such product according to the procedures set forth in Section 2.20.

          2.20 Within ten (10) business days after completion of the first Phase IIa clinical trial, for a DYAX THERAPEUTIC PRODUCT, DYAX shall notify HGS in writing that such clinical trial has been completed and shall provide HGS with a copy of all study reports, all FDA filings or other correspondence with FDA (including a copy of the IND submission), and any other material data or information generated on such DYAX THERAPEUTIC PRODUCT. Completion of the clinical trial shall mean the generation of a final report for submission to FDA based on the data from the clinical trial. Within sixty (60) days of receipt by HGS of all reports, data, and information described above, HGS shall notify DYAX in writing if HGS wishes to assume all development and commercialization of such DYAX THERAPEUTIC PRODUCT, and, if so, DYAX shall thereafter comply with the provisions of
     Section 2.21. If HGS notifies DYAX that it does not wish to assume the development and commercialization of the DYAX THERAPEUTIC PRODUCT, DYAX, upon thirty

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     (30) days written notice, shall be free to develop and commercialize such product or to sublicense such product, subject to the payment of the royalties and milestones set forth in Section 3 and subject to Section 2.22.

          2.21 Upon receipt by DYAX of a written notice from HGS pursuant to
     Section 2.20 that HGS wishes to assume the development and commercialization of a DYAX THERAPEUTIC PRODUCT, and upon receipt of the payment due to DYAX pursuant to Section 3.11, all rights to such DYAX THERAPEUTIC PRODUCT shall revert to HGS and DYAX shall transfer to HGS all materials, know-how and information relating to the DYAX THERAPEUTIC PRODUCT and shall assist HGS in the transfer of the IND from DYAX to HGS. Such transfer shall be completed, to the extent possible, within sixty (60) days.

          2.22 If HGS notifies DYAX that it does not wish to assume the development and commercialization of a DYAX THERAPEUTIC PRODUCT, and if DYAX fails to make the payment required pursuant to Section 3.12 or any subsequent payment or royalty or ceases to diligently develop and commercialize such product, DYAX shall promptly notify HGS that it has ceased development and commercialization, shall destroy all materials and information related to such product and shall certify in writing to HGS that all materials and information have been destroyed. In such event, all rights to the HGS TARGET shall revert to HGS."

1.4 Subsections 3.2 (a) through (e) are renumbered as Subsections (c) through
(g).

1.5 Section 3 is further amended to include the following new subsections 3.2
(a) and (b):

     "(a) (**********)  U.S. Dollars (**********) upon the (**********);

      (b) (**********) U.S. Dollars (**********) upon the (**********)"

1.6 Subsections 3.11 through 3.17 are renumbered as Subsections 3.16 through
3.22.

1.7 Section 3 is amended to include the following new subsections 3.11 through 3.15:

     "DYAX THERAPEUTIC PRODUCTS

          3.11 Upon HGS exercising its option granted in Section 2.19 to develop and commercialize DYAX THERAPEUTIC PRODUCTS developed by FTEs funded by DYAX, HGS shall pay to DYAX (**********) U.S. Dollars (**********) for each such product within thirty (30) days of its written notice to DYAX that it will exercise its option.

          3.12 Should HGS choose not to exercise its option granted in Section
     2.19 to a DYAX THERAPEUTIC PRODUCT, DYAX shall have the right to develop and

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     commercialize such product. In order to retain this right, DYAX shall pay to HGS (**********) U.S. Dollars (**********) for such product within thirty (30) days of HGS' written notice to DYAX that it will not exercise its option.

          3.13 Subject to Paragraphs 3.4 and 3.16, for each DYAX THERAPEUTIC PRODUCT and for which HGS exercises its option under Section 2.19, HGS shall pay to DYAX the following royalties and milestone payments (which milestone payments under this Paragraph 3.13 shall be due and payable within thirty (30) days after the applicable milestone event is achieved by or on behalf of HGS or its AFFILIATE):

     (a) (**********) U.S. Dollars (**********) upon start of a Phase III clinical trial (as defined in Section 3.18) for such DYAX THERAPEUTIC PRODUCT;

     (b) (**********) U.S. Dollars (**********) upon the first regulatory approval in a MAJOR COUNTRY of such DYAX THERAPEUTIC PRODUCT for commercial sale; and

     (c) a royalty of (**********) of NET SALES of such DYAX THERAPEUTIC PRODUCT sold by HGS or its AFFILIATES or its sublicensees.

     HGS shall have no obligation to pay each milestone payment to DYAX under this Paragraph 3.13 more than once for each different DYAX THERAPEUTIC PRODUCT. For purposes of determining the milestone payments owing under this Paragraph 3.13, a DYAX THERAPEUTIC PRODUCT containing an antibody directed to an HGS TARGET shall constitute the same DYAX THERAPEUTIC PRODUCT as any other DYAX THERAPEUTIC PRODUCT, if such DYAX THERAPEUTIC PRODUCT contains an antibody directed to the same HGS TARGET as the other DYAX THERAPEUTIC PRODUCT, without regard to the formulation or means of administration thereof. Similarly, a DYAX THERAPEUTIC PRODUCT containing a peptide directed to an HGS TARGET shall constitute the same DYAX THERAPEUTIC PRODUCT as any other DYAX THERAPEUTIC PRODUCT, if such DYAX THERAPEUTIC PRODUCT contains a peptide directed to the same HGS TARGET as the other DYAX THERAPEUTIC PRODUCT, without regard to the formulation or means of administration thereof. If HGS develops and markets separate antibody and peptide products directed to the same HGS TARGET, HGS shall have an obligation to pay a full set of separate milestone payments for each class of products.

          3.14 Subject to Paragraph 3.15, for each DYAX THERAPEUTIC PRODUCT for which HGS does not exercise its option under Section 2.19, but DYAX wishes to retain the exclusive right to develop and commercialize such product, DYAX shall pay to HGS the following royalties and milestone payments (which milestone payments under this Paragraph 3.14 shall be due and payable within thirty (30) days

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     after the applicable milestone event is achieved by or on behalf of DYAX or its AFFILIATE):

     (a) (**********) U.S. Dollars (**********) upon start of a Phase III clinical trial (as defined in Section 3.19) for such DYAX THERAPEUTIC PRODUCT;

     (b) (**********) U.S. Dollars (**********) upon the first regulatory approval in a MAJOR COUNTRY of such DYAX THERAPEUTIC PRODUCT for commercial sale; and

     (c) a royalty of (**********) of NET SALES of such DYAX THERAPEUTIC PRODUCT sold by DYAX or its AFFILIATES or its sublicensees.

     DYAX shall have no obligation to pay each milestone payment to HGS under this Paragraph 3.14 more than once for each different DYAX THERAPEUTIC PRODUCT. For purposes of determining the milestone payments owing under this Paragraph 3.14, a DYAX THERAPEUTIC PRODUCT containing an antibody directed to an HGS Target shall constitute the same DYAX THERAPEUTIC PRODUCT as any other DYAX THERAPEUTIC PRODUCT, if such DYAX THERAPEUTIC PRODUCT contains an antibody directed to the same HGS TARGET as the other DYAX THERAPEUTIC PRODUCT, without regard to the formulation or means of administration thereof. Similarly, a DYAX THERAPEUTIC PRODUCT containing a peptide directed to an HGS Target shall constitute the same DYAX THERAPEUTIC PRODUCT as any other DYAX THERAPEUTIC PRODUCT, if such DYAX THERAPEUTIC PRODUCT contains a peptide directed to the same HGS TARGET as the other DYAX THERAPEUTIC PRODUCT, without regard to the formulation or means of administration thereof. If DYAX develops and markets separate antibody and peptide products directed to the same HGS TARGET, DYAX shall have an obligation to pay a full set of separate milestone payments for each class of products."

          3.15 Royalty and revenue obligations under Paragraph 3.14, with respect to DYAX THERAPEUTIC PRODUCTS, shall terminate on a country-by-country basis and on a product by product basis on the later of
     (i) ten (10) years after first country-wide launch of such product in such country or (ii) expiration of the last to expire patent (whether or not owned by DYAX) on the relevant product licensed to DYAX under this Agreement which covers the making, having made, importing, offering to sell or using or selling of such product in the country in which such product was developed, made, sold or used.

1.8 Subsection 4.4 is deleted in its entirety and replaced with the following subsection 4.4:

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          "4.4 Subject to Paragraph 4.5, DYAX shall provide to HGS at DYAX's facilities at least (**********) FTEs (**********). Such FTEs, at HGS' sole direction, shall be available for and may be used: (**********).

1.9 Subsections 4.4.1 through 4.4.3 are deleted in their entirety and replaced with the following subsections 4.4.1 through 4.4.3:

          "4.4.1 DYAX shall appoint a project team which includes a project leader ("DYAX PROJECT LEADER") to coordinate the work of the (**********) FTEs and such DYAX PROJECT LEADER shall coordinate with an HGS designated project leader ("HGS PROJECT LEADER") all work to be done pursuant to this Article.

          4.4.2 Within thirty (30) days of the Effective Date, the HGS PROJECT LEADER, in consultation and collaboration with the DYAX PROJECT LEADER, shall prepare a six-month work plan for the (**********) FTEs.

          4.4.3 The DYAX PROJECT LEADER shall be responsible for coordinating the (**********) FTEs and insuring that all diligent efforts are made to complete the objectives of the work plan in a timely and efficient manner, and such work of the DYAX PROJECT LEADER shall be part of the FTEs assigned to HGS. The DYAX PROJECT LEADER shall provide written quarterly updates reflecting the tasks performed by and accomplishments of the FTEs and the hours worked by each FTE."

1.10 Subsection 4.6 is deleted in its entirety and replaced with the following subsection 4.6:

          "4.6 HGS shall pay to DYAX research support payments based on the level of FTEs assigned to HGS pursuant to Paragraph 4.4, (**********). In addition, HGS shall reimburse DYAX for any mutually agreed upon out-of-pocket external expenses incurred during the Collaboration Term; provided, however, DYAX acknowledges that the payment made pursuant to Paragraph 3.1 is intended, among other things, to cover the costs of any additional facilities and equipment required to support the (**********) FTEs."


1.11 Section 4 is further amended to include the following new subsections 4.9 through 4.11:

         "4.9. DYAX will support (**********) FTEs to (**********).

          4.10 DYAX may select up to (**********) HGS TARGETS (**********)
     during the (**********) from the Amendment Effective Date. The option granted to DYAX in Section 2.11 for the (**********) HGS TARGETS will automatically expire

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     (**********) from the Amendment Effective Date if such option has not been exercised. The option granted to DYAX in Section 2.11 for the (**********) HGS TARGETS will automatically expire (**********) from the Amendment Effective Date. DYAX may only select up to (**********) TARGETS (**********); provided, however, DYAX is (**********) TARGETS in the (**********) and (**********) TARGETS which would otherwise only be available in the (**********) period. If DYAX should (**********)TARGETS, the total number available (**********). HGS will assist DYAX in the identification of (**********) HGS TARGETS by providing a list of HGS TARGETS in published HGS PATENT RIGHTS. In order to exercise its option to HGS TARGETS under Section 2.11, DYAX shall provide to HGS a written notice that includes the common name of each target, (**********). For each TARGET for which DYAX submits a notice, HGS will notify DYAX whether such HGS TARGET is available, that is, that HGS has both the right and the obligation to grant such an option. If HGS does not have the right or the obligation, HGS will not grant DYAX the option to the non-exclusive license. For the purposes of this Amendment, HGS shall not have the right or the obligation to grant DYAX an option to the non-exclusive license under Section 2.11, if (**********). If such HGS TARGET is available to DYAX, HGS will provide DYAX with a clone, subject to availability, for such HGS TARGET and a summary of the biological data, if any, HGS has on the target. At any time after DYAX has exercised its option pursuant to Section
     2.11 on an HGS TARGET, if such HGS TARGET becomes unavailable for exclusivity purposes prior to DYAX exercising its exclusivity option under
     Section 2.12, HGS shall promptly notify DYAX in writing of such unavailability.

          4.11 DYAX shall provide to HGS by (**********)

1.12 All other terms and conditions of the Agreement shall remain in full force and effect. This Amendment, entered into as of the Amendment Effective Date, together with the Agreement, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings relating to such subject matter. No terms or provisions of the Agreement or Amendment shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Amendment by written instruments specifically referring to and executed in the same manner as this Amendment.

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IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Amendment as of its Amendment Effective Date.

DYAX CORP.

BY:    /S/ GREGORY D. PHELPS
       ----------------------------------------------
       Gregory D. Phelps
       Vice-Chairman

HUMAN GENOME SCIENCES, INC.

BY:    /S/ ELLEN S. BARON
       ----------------------------------------------
       Ellen S. Baron, Ph.D.
       Senior Vice President